Merrill Lynch Global Metals, Mining & Steel Conference NYSEBTU May 10, 2006

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of April 18, 2006. These factors are difficult to accurately predict and may be beyond the control of the company. These risks include, but are not limited to: growth in coal and power markets; future worldwide economic conditions; economic strength and political stability of countries in which we have operations or serve customers; weather; transportation performance and costs, including demurrage; ability to renew sales contracts; successful implementation of business strategies; regulatory and court decisions; legislation and regulations; changes in post-retirement benefit and pension obligations; negotiation of labor contracts and labor availability and relations; capacity and cost of surety bonds and letters of credit; effects of changes in currency exchange rates; risks associated with customers, including credit risk; risks associated with performance of suppliers; availability and costs of key commodities such as steel, tires, diesel fuel and explosives; performance risks related to high-margin metallurgical coal production; geology and equipment risks inherent to mining; terrorist attacks or threats; replacement of reserves; implementation of new accounting standards; inflationary trends; effects of interest rates; effects of acquisitions or divestitures; revenues related to synthetic fuel production; revenues and other risks detailed in the company's reports filed with the Securities and Exchange Commission (SEC), including the management Discussion and Analysis of the Annual Report filed on Form 10-K. We disclaim any intent or obligation to update these forward-looking statements. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, early debt extinguishment charges, income taxes, minority interests, asset retirement obligation expense & depletion, depreciation & amortization. For a reconciliation of EBITDA, a non-GAAP measure, to the most comparable GAAP measure, we refer you to PeabodyEnergy.com.

BTU: Premier Investment in Sector Best leverage to rising markets from diverse portfolio Aggressive focus on safety and costs Future growth from new contracts at higher prices Unmatched reserve base feeds significant organic pipeline Global expansion into high-growth markets Major generation and Btu Conversion projects Significant uplift as BTU narrows Btu valuation gap Early Stages of Long-Term Significant Growth

2001 2002 2003 2004 2005 2006 16 105.5 95 178 423 506 149 2001 2002 2003 2004 2005 2006 378 406.1 410.3 559 870 1000 150 BTU in Early Stages of Strong Growth from Higher Base 2001 2002 2003 2004 2005 2577 2717 2829 3632 4664 EBITDA In millions. Excludes discontinued operations and charges related to 2003 pre-tax debt extinguishment. Jan. 26, 2006 targets for reference only. Revenues Income TARGET $1,000 - $1,150 TARGET $506 - $655 Management Team That Delivers

INDUSTRY OVERVIEW

"Morales ordered soldiers to secure Bolivia's natural gas fields and installations..." - Los Angeles Times 5/2/06 World Events Drive Coal to Displace Oil & Gas "In Nigeria, a quarter of oil production remained shut down due to militant violence." - FX Street.com 5/5/06 "Crude oil prices broke through $75 / barrel to hit a new record." - ABC News 4/21/06 "The average price of gas in the city is now more than $3 / gallon." - NY1 News 4/25/06 "Russia-Ukraine Gas Crisis a 'Wake Up Call' for EU Energy Sector." - European Parliament 1/9/06 "Iran issues stark warning on oil price." - The Guardian 1/16/06

Source: World Energy Outlook 2004, International Energy Agency. BP Statistical Review of World Energy, 2005. Global Energy Demand Million Tonnes of Oil Equivalent Coal Resources Are Meeting Higher Than Expected Demand Coal Growing 5 Times Faster Than Expected +52% +70% +146% +2,286% +57% +51% +89% +10% Actual * * *

Electricity Usage per Capita Passenger Vehicles per Capita Per-Capita Coal Use Just 1/3rd (China) and 1/9th (India) the U.S. Level Developing Countries Will Greatly Expand Per-Capita Energy Use Source: United Nations' Human Development Report 2005, World Energy Outlook & ConocoPhillips.

Coal Demand in China, India and U.S. to Grow Nearly 3 Billion Tons Countries Served by BTU Customer Plants Served Peabody Mines Export Terminals +680 +315 +1,820 Growth in Total Annual Coal Demand 2002-2025 (Million Short Tons) +113 +19 Amounts in million short tons. Source: U.S. Department of Energy, Energy Information Administration, International Energy Outlook 2004. U.S. value per 2006 Energy Information Administration's Annual Energy Outlook, 2003-2030.

Buildout of New Coal-Fueled Power Plants Has Started Source: U.S. Department of Energy, National Energy Technology Laboratory, March 20, 2006, multiple news sources; and Peabody data. 140 Planned U.S. Plants Represent 85,000 MW of Capacity Prairie State Energy Campus Washington County, Illinois An Advanced 1,500 MW PC Plant www.PrairieStateEnergyCampus.com TXU Recently Announces 11 New Coal Plants & More to Follow

1/1/1998 2/1/1998 3/1/1998 4/1/1998 5/1/1998 6/1/1998 7/1/1998 8/1/1998 9/1/1998 10/1/1998 11/1/1998 12/1/1998 1/1/1999 2/1/1999 3/1/1999 4/1/1999 5/1/1999 6/1/1999 7/1/1999 8/1/1999 9/1/1999 10/1/1999 11/1/1999 12/1/1999 1/1/2000 2/1/2000 3/1/2000 4/1/2000 5/1/2000 6/1/2000 7/1/2000 8/1/2000 9/1/2000 10/1/2000 11/1/2000 12/1/2000 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/1/2002 2/1/2002 3/1/2002 4/1/2002 5/1/2002 6/1/2002 7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 Coal 1.4549 1.447 1.412 1.385 1.355 1.318 1.289 1.273 1.2532 1.2572 1.2684 1.266 1.2621 1.266 1.2592 1.2613 1.2496 1.2363 1.2392 1.2115 1.2215 1.2427 1.2397 1.245 1.2193 1.2292 1.2182 1.2132 1.2084 1.2073 1.1921 1.1829 1.1906 1.1872 1.1949 1.2217 1.2113 1.2213 1.2055 1.2035 1.1933 1.1942 1.2102 1.2124 1.2287 1.2486 1.2469 1.2518 1.2437 1.259 1.2385 1.2353 1.2312 1.2346 1.2428 1.2339 1.2236 1.2464 1.2225 1.2191 1.2254 1.2251 1.2152 1.2614 1.2272 1.2248 1.2155 1.2064 1.2182 1.2275 1.2489 1.2609 1.2593 1.2524 1.2546 1.2521 1.2591 1.2529 1.2416 1.2342 1.2253 1.2779 1.2953 1.3063 1.315 1.3085 1.3397 1.3484 1.3428 1.37 1.369 1.3583 1.4285 1.4586 1.4728 1.5029 1.5257 1.5016 1.486 Natural Gas 2.321 2.153 2.328 2.56 2.23 1.984 2.641 2.76 2.7482 2.5108 2.5479 2.6074 2.4889 2.3905 2.4937 2.2034 2.1457 2.2519 2.4649 2.3175 2.2566 2.2301 2.1428 2.267 2.5541 2.5104 2.5487 2.8931 2.9914 2.8116 2.8435 2.6493 2.7255 2.8936 2.8946 3.1675 3.5635 4.3928 4.3474 4.322 4.8706 5.2554 5.3436 8.414 9.0694 6.3482 5.654 5.5833 5.1414 4.2841 3.7498 3.6183 3.0693 2.7327 3.3622 3.0677 3.1927 3.0128 3.3824 3.7795 3.763 3.5595 3.4417 3.3783 3.8015 4.1648 4.3473 4.6368 5.6146 6.1907 7.1343 5.5818 5.6011 6.0953 5.6765 5.2177 5.3062 5.1248 4.9013 5.9069 6.0879 5.6532 5.8785 5.9314 6.2513 6.5259 6.1955 6.2739 5.6232 6.3644 6.3726 6.8648 6.7097 6.4313 6.6429 7.1954 6.6292 6.8373 7.414 Oil 3.319 2.465 2.475 2.362 2.409 2.586 3.034 2.788 2.3552 2.0604 1.9932 2.1903 2.1526 2.1667 2.2026 2.03 1.9607 2.0793 1.992 1.753 1.7632 1.6621 1.7564 2.1237 2.302 2.3939 2.5888 2.9539 2.9934 3.0958 3.0982 3.3377 3.5481 3.7868 3.673 3.6149 4.3614 4.167 4.2623 4.1887 4.5235 4.6456 4.3443 4.4419 4.2572 4.083 3.8986 3.863 3.7616 3.7907 3.5746 3.4782 3.6436 3.384 2.7918 2.7506 2.6775 2.4306 2.9005 3.5388 3.5938 3.6362 3.5052 3.8667 3.6473 4.0992 3.9019 4.0865 4.5043 5.0459 4.7317 4.4419 4.079 4.1072 4.5108 4.4785 4.152 4.1892 4.2167 4.0118 4.1132 4.0478 3.9682 4.0583 4.7573 4.7143 4.5677 4.5062 4.4933 4.8672 4.8221 4.6388 4.7584 4.9014 5.2263 5.7944 5.8689 6.0798 6.4418 High Oil and Gas Prices Magnify Coal's Competitive Advantage Delivered cost of fossil fuel at steam electric utility plants. Source: Platts Fossil-Fuel Receipts at Steam-Electric Utility Plants through November 2005. EIA March 2006 Short-Term Energy Outlook, December 2005 - December 2007. NYMEX HH Futures January 2008 - December 2011, ino.com on April 17, 2006. Coal Deliveries Natural Gas Deliveries Natural Gas Futures Oil 1998 1999 2002 2001 2000 2005 2004 2003 2008 2007 2006 2009 2010 Coal Opportunity 2011

Peabody

Btu Conversion Technologies Further Expand Coal Markets

Gasification



Coal Gasification Research Facility, Alabama

- Gasification for industrial generation at $4 - $5/mmBtu
- Pipeline-quality gas as low as $6/mmBtu

Liquefaction



Planned "Coal to Diesel" Plant in Inner Mongolia, China

- High oil prices point to need for coal-to-liquids
- Coal-to-liquids at $35 - $40/barrel oil

Hydrogen



Proposed "Zero-Emissions" FutureGen Project

- Coal can produce H2 for fuel cells and transportation
- "Zero Emissions" FutureGen would also capture carbon

Bipartisan Support for Coal-to-Liquids Technologies

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NYSE BTU

Clean coal technologies are available to turn abundant U.S. coal into multiple energy forms including electricity, natural gas, transportation fuels and hydrogen By 2025, new capital investments of $515 billion (present value of $350 billion) in Btu Conversion technologies would create: 100 GW in new generation capacity 4 TCF of coal-to-natural-gas facilities 2.6 million barrels per day of coal-to-liquids U.S. coal production would more than double to 2.4 billion tons of coal per year NCC Sees Coal Converted to Natural Gas, Other Energy Sources

U.S. Coal Has Experienced Very Long Market Cycles Nominal dollars. Source: Bureau of Mines prior to 1949, EIA data 1949 - 2002. Peabody estimates 2003-2004. U.S. Bituminous Coal Prices Dollars Per Ton (logarithmic scale) 5 yrs 15 yrs 16 yrs ? 1900 1930 1920 1910 1940 1950 1960 1970 1980 1990 2000 2010 Last Two Super Cycles Realized CAGRs of 9% & 13% 2020

COMPANY OVERVIEW

Peabody is the World's Largest Coal Company Source: 2004 & 2005 company reports & websites and SEC filings. Values are on a short-ton basis. Reserves (tons in billions) Sales (tons in millions) Leading Sales and Reserve Position CNX

Peabody Best Positioned to Grow Shareholder Value Growth Fueled By... Executing the basics: safe, low-cost operations Capitalizing on organic growth opportunities Expanding into high-growth global markets Participating in new generation and Btu Conversion projects

Source: Peabody 2006; U.S. Department of Labor, Occupational Safety & Health Administration, 2004 Executing the Basics Improves Safety Peabody 2005 2.8 Peabody 2004 4.15 Wholesale 4.5 Leisure & Hospitality 4.7 Utilities 5.2 Retail 5.3 Coal Mining 5.6 Education & Health Services 5.8 Agriculture/Forestry/Fishing/Hunting 6.4 Construction 6.4 Manufacturing 6.6 Transportation & Warehousing 7.8 Wholesale Utilities Coal Mining Retail Agriculture/Forestry/Fishing/Hunting Manufacturing Transportation & Warehousing Peabody 2005 Education & Health Services Leisure & Hospitality Construction Peabody Sets 2005 Safety Records Accidents Per 200,000 Hours Peabody 2004 2.8 4.1 5.6

Executing the Basics Improves Productivity Rawhide Caballo North Antelope Rochelle Industry Average (Underground) Industry Average (Surface) 2005 data. Source: U.S. Department of Labor Mine Safety & Health Administration. Peabody Also Sets 2005 Production Records at 8 Mines Representing 60% of Volume #1 #2 #3

Peabody has the Leading Position in Coal's Strongest Markets Values represent 30-day moving average over-the-counter (OTC) prices per various broker sources for ratable delivery in subsequent calendar year. This is a thinly traded market for small quantities of coal. (Updated May 4, 2006.) Peabody is #1 in Colorado, the Midwest & Powder River Basin Jan 2003 OTC Prices Per Ton (Future Delivery) Jan 2004 Jan 2005 Colorado 11,300 Btu/lb. 1 lb. SO2/mmBtu FOB Rail Midwest 12,000 Btu/lb. FOB Barge Jan 2003 Jan 2004 Jan 2005 Powder River 8,800 Btu/lb. 0.8 lbs. SO2/mmBtu FOB Rail Jan 2003 Jan 2004 Jan 2005 5.0 lb SO2 2.0 lb SO2 $10 $15 $20 $25 $30 $35 $45 Jan 2006 $23 $31 $27 $35 $43 $39 $47 $51 Jan 2006 Jan 2006 $5 $20 $25 $15 $10 $55 $40

Recent PRB Actions Reinforce Long-Term Growth PRB price is double prior year despite: Transportation disruptions that hinder additional purchases Very mild winter weather Current shoulder months that ease spot pricing Softening of SO2 allowance prices Long-term growth profile continues to improve Most likely to achieve substantial volume growth Significant arbitrage to competing fuels (e.g.: Central App.) Low Sulfur PRB still advantaged under new air regulations Railroads investing for growth

PRB Coal Remains a Bargain to Alternatives Premium Powder River Basin Coal Central Appalachian Coal Imported South American Coal Oil Natural Gas Delivered Cost Per mmBtu to Southeastern U.S. Plant $2.22 $2.96 $3.55 $5.92 $7.50 Assumes non-coastal generating plant. PRB product with 8,800 Btu/lb. (0.8 lb. SO2) FOB mine price of $14.00 / ton with $25.00 rail delivery. Central Appalachian 12,500 Btu/lb. (1.5 lb. SO2) FOB mine price of $60 / ton with $14.00 rail delivery. Colombia coal product 11,300 Btu / lb. (1.2 lb. SO2). FOB U.S. port price of $60.90 / ton with $20 / ton barge / rail delivery. Oil and natural gas price based on U.S. EIA average 2005 deliveries (through nine months). PRB Parity with Central Appalachian Coal: $25 - $35 per Ton

Peabody will Benefit Most from Higher-Priced Contracts 2006 2007 2008 Dec. 31, 2005 8 75 140 5 - 10 70 - 80 135 - 145 Peabody Has Largest Volumes to be Repriced Unpriced tons of expected production at March 31, 2006.

Significant Revenue Growth from Price and Volume Powder River Basin 135 - 145 Price doubles from early 2005 1 billion tons of ultra-low sulfur coal acquired before price increases Developing 35 - 40 MTPY School Creek ultra-low sulfur mine Colorado 10 - 11 Prices more than doubled in two years Capacity up from 8 to 12 MTPY with new longwall Midwest 38 - 41 50% repriced over next two years Prices nearly doubled in two years 4 billion ton reserve serving scrubbed plants and Btu Conversion projects Metallurgical Coal 12 - 14 2006 settled prices near last year's strong levels Production Tons in millions. Prices refer to published indices. #1 Producer #1 Producer #1 Producer Region Highlights

75 MTPY of Developments and Expansions by 2010 9.8 Billion Tons Create Substantial Organic Growth Pipeline COMPLETED UNDER CONSTRUCTION IN PERMITTING IN PLANNING

Btu Conversion Projects Expand Markets and Growth Opportunities Coal to Synthetic Gas (Industrial) 30% ownership in Econo-Power International PRB and Illinois Basin coal transformed into low-Btu syngas Coal to Natural Gas (Pipeline) Agreement with Arclight to evaluate Illinois location for pipeline-quality gas ConocoPhillips and Fluor developing technology and plant design Coal to Hydrogen Peabody part of FutureGen Industrial Alliance Near-zero emissions, CO2 sequestration Alliance includes Southern Company, AEP, Huaneng

Continental U.S. Proven Oil Reserves 121.5 184.9 Peabody's Proven & Probable Coal Reserves Continental U.S. Natural Gas Reserves ExxonMobil 160.2 108.3 Source: 2004 annual reports for selected energy companies, Energy Information Administration's U.S. Crude Oil, Natural Gas, and Natural Gas Liquids Reserves. Peabody's Energy Reserves Are Unmatched Energy Value in Quadrillion Btus BTU Has 30 100+ Million-Ton Sites to Fuel Generation / Btu Conversion Anadarko 14.6

Source: Company filings and reports. Market capitalization values per YahooFinance on May 3, 2006. Oil and Gas Receive Far Higher Valuations on a Btu Basis Market Capitalization on Btu-Equivalent Basis Williams Anadarko ChevronTexaco Apache Devon Chesapeake ExxonMobil Peabody

Peabody

Significant Value Flowing to Btu-Rich Companies

Enormous Valuation Uplift Potential for Peabody

Natural Gas Company	Peabody Energy
12 TCF gas equivalent	243 TCF gas equivalent
80% located within North America	98% located within North America
$35 billion purchase	$12 billion market capitalization
~$3 per mmBtu implied value	$0.10 per mmBtu

Goal: Narrow the Gap in BTU's Btu Valuation

29

NYSE BTU

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 EBITDA 381 406 410 559 870 1100 Earnings Per Share 0.1 0.98 0.865 1.375 3.15 4.25 Best record of results Most leverage to rising markets Expanding margins from safe, low-cost operations Major organic growth using leading reserves Global expansion Btu Conversion markets Early stages of significant growth $381 $1,000 - $1,150 $1.87 - $2.43 BTU has Outstanding Outlook Excludes discontinued operations and charges related to 2003 pre-tax debt extinguishment. Earnings per share values reflect March 2005 stock split. April 18, 2006 targets for reference only. EBITDA (in millions) Earnings per share

NYSEBTU May 10, 2006 Merrill Lynch Global Metals, Mining & Steel Conference